UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2016

Ruckus Wireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35734	54-2072041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 West Java Drive

Sunnyvale, CA 94089

(Address, including zip code, of principal executive offices)

(650) 265-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Immediately following the consummation of the Merger (as defined below), on May 27, 2016, Ruckus Wireless, Inc., a Delaware corporation (“Ruckus”), and certain of its subsidiaries (but excluding certain immaterial subsidiaries, subsidiaries whose guarantee would result in material adverse tax consequences and subsidiaries whose guarantee is prohibited by applicable law) entered into a subsidiary guaranty agreement with Wells Fargo Bank, National Association, as administrative agent (“Guarantee”), pursuant to which they fully and unconditionally guaranteed the obligations of Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), and/or certain of its subsidiaries under the credit agreement and certain cash management and hedging obligations with Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, and certain other lenders from time to time party thereto (the “Credit Agreement”). In addition, Ruckus entered into supplemental indentures among Ruckus, Foundry Network, LLC, a Delaware limited liability company, and Ruckus Wireless International, Inc., a Delaware corporation, each a direct or indirect subsidiary of Brocade, and Wells Fargo Bank, National Association, as trustee (collectively, the “Supplemental Indentures”), to fully and unconditionally guarantee Brocade’s obligations under that certain indenture dated as of January 22, 2013, among Brocade, certain subsidiary guarantors and Wells Fargo Bank, National Association, as trustee, relating to Brocade’s 4.625% Senior Notes due 2023 (the “2023 Note Indenture”), and that certain indenture dated as of January 14, 2015, between Brocade and Wells Fargo Bank, National Association, as trustee, relating to Brocade’s 1.375% Convertible Senior Notes due 2020 (the “2020 Note Indenture” and, together with the 2023 Note Indenture, the “Indentures”). The descriptions of the Credit Agreement and the Indentures set forth in Item 1.01 of the Forms 8-K filed by Brocade on January 22, 2013, January 14, 2015 and on May 27, 2016 are incorporated by reference herein.

The foregoing descriptions of the Guarantee and the Supplemental Indentures, as well as the incorporated descriptions of the Credit Agreement and the Indentures, do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such documents which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 3, 2016, Ruckus entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Brocade, Stallion Merger Sub Inc., a Delaware corporation (“Purchaser”), and Ruckus. Pursuant to the terms of the Merger Agreement, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of Ruckus (the “Ruckus Shares”) at a purchase price per Ruckus Share of $6.45 in cash and 0.75 of a share of Brocade common stock, par value $0.001 per share, together with cash in lieu of any fractional share of Brocade common stock, in each case, without interest and less any applicable withholding taxes (the “Transaction Consideration”). The Offer expired at midnight, Eastern time, at the end of May 26, 2016 (the “Expiration Time”). The depositary and exchange agent for the Offer advised that, as of the Expiration Time, a total of 53,714,146 Ruckus Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered Ruckus Shares represented approximately 58.3% of the Ruckus Shares issued and outstanding as of the Expiration Time. Purchaser accepted for exchange all such Ruckus Shares validly tendered and not validly withdrawn pursuant to the Offer.

On May 27, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Purchaser merged with and into Ruckus (the “Merger”), with Ruckus continuing as the surviving corporation and a direct wholly-owned subsidiary of Brocade. In the Merger, each Ruckus Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any Ruckus Shares with respect to which appraisal rights under the DGCL had been properly exercised and Ruckus Shares owned, directly or indirectly, by Brocade, Ruckus (including shares held as treasury stock or otherwise) or Purchaser (collectively, the “Excluded Shares”)) was converted, at the Effective Time, into the right to receive the Transaction Consideration.

The cash portion of the Transaction Consideration and related fees and expenses were funded from a combination of available cash and borrowings under Brocade’s new senior credit facility.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Guarantee and the Supplemental Indentures, as of May 27, 2016, Ruckus has fully and unconditionally guaranteed the obligations of Brocade and/or certain of its subsidiaries under the Credit Agreement and the Indentures, respectively. The descriptions of the Guarantee and the Supplemental Indentures in Item 1.01 above are incorporated herein by reference. The descriptions of the Credit Agreement and the Indentures set forth in Item 1.01 of the Forms 8-K filed by Brocade on January 22, 2013, January 14, 2015 and on May 27, 2016 are incorporated herein by reference.

The foregoing descriptions of the Guarantee and the Supplemental Indentures, as well as the incorporated descriptions of the Credit Agreement and the Indentures, do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such documents which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Before market open on May 27, 2016, in connection with the consummation of the Offer and the Merger, Ruckus (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Ruckus Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Ruckus Shares ceased trading on the NYSE immediately prior to market open on May 27, 2016. Ruckus also intends to file with the SEC a Form 15 requesting that Ruckus’ reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Merger, each Ruckus Share that was issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) was converted, at the Effective Time, into the right to receive the Transaction Consideration. Accordingly, at the Effective Time, the holders of such Ruckus Shares ceased to have any rights as stockholders of Ruckus, other than the right to receive the Transaction Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Ruckus Shares that were validly tendered and not validly withdrawn in accordance with the terms of the Offer, a change in control of Ruckus occurred. Upon the Effective Time, Ruckus became a wholly owned subsidiary of Brocade. The information disclosed under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, upon the Effective Time, the directors of Purchaser immediately prior to the Effective Time, Ken Cheng and Ellen A. O’Donnell, became the only directors of Ruckus. In connection therewith, each of Gaurav Garg, Mohan Gyani, Georges Antoun, Richard Lynch, Stewart Grierson, Bart Burstein and Selina Y. Lo tendered their respective resignations from the board of directors of Ruckus and from all committees of the board of directors of Ruckus on which such directors served, with such resignations effective as of the Effective Time. Immediately following the Effective Time, Mr. Cheng was removed as a director of Ruckus, and Daniel W. Fairfax was elected as a director of Ruckus.

In connection with the Merger and as contemplated by the Merger Agreement, upon the Effective Time, the officers of Purchaser immediately prior to the Effective Time, Ken Cheng (President), Daniel W. Fairfax (Vice President and Treasurer) and Ellen A. O’Donnell (Secretary), became the President, Vice President and Treasurer, and Secretary, respectively, of Ruckus. Immediately following the Effective Time, Mr. Fairfax was removed as Vice President and Treasurer of Ruckus, and Jean Furter was appointed as Vice President and Treasurer of Ruckus.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, at the Effective Time, (i) Ruckus’ certificate of incorporation, as in effect immediately prior to the Effective Time, was amended as set forth in and in accordance with the Merger Agreement, and (ii) Ruckus’ bylaws were amended and restated so as to read in their entirety as the bylaws of Purchaser as in effect immediately prior to the Effective Time, except the references to Purchaser’s name were replaced by references to “Ruckus Wireless, Inc.,” and the indemnification, exculpation and expense advancement provisions were amended and restated so as to remain substantially the same as those set forth in Ruckus’ bylaws as in effect immediately prior to the Effective Time. Ruckus’ certificate of incorporation and bylaws, as so amended and restated, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 3, 2016, among Ruckus Wireless, Inc., Brocade Communications Systems, Inc. and Stallion Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Ruckus’ Current Report on Form 8-K filed on April 4, 2016)*

3.1	Amended and Restated Certificate of Incorporation of Ruckus Wireless, Inc.

3.2	Amended and Restated Bylaws of Ruckus Wireless, Inc.

4.1	Supplemental Indenture, dated as of May 27, 2016, among Foundry Networks, LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as the Guaranteeing Subsidiaries, and Wells Fargo Bank, National Association, as Trustee, relating to Brocade Communications Systems, Inc.’s 4.625% Senior Notes due 2023

4.2	Supplemental Indenture, dated as of May 27, 2016, among Foundry Networks, LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as the Guaranteeing Subsidiaries, and Wells Fargo Bank, National Association, as Trustee, relating to Brocade Communications Systems, Inc.’s 1.375% Convertible Senior Notes due 2020

4.3	Indenture dated as of January 22, 2013, among Brocade Communications Systems, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to Brocade’s 4.625% Senior Notes due 2023 (incorporated by reference to Brocade’s Current Report on Form 8-K filed on January 22, 2013)

4.4	Indenture dated as of January 14, 2015, between Brocade Communications Systems, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to Brocade’s 1.375% Convertible Senior Notes due 2020 (incorporated by reference to Brocade’s Current Report on Form 8-K filed on January 14, 2015)

10.1	Subsidiary Guaranty Agreement, dated as of May 27, 2016, among Brocade Communications Systems, Inc., its subsidiaries Foundry Networks LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as Guarantors, and Wells Fargo Bank, National Association, as the Administrative Agent

10.2	Credit Agreement, dated as of May 27, 2016, among Brocade Communications Systems, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto (incorporated by reference to Brocade’s Current Report on Form 8-K filed on May 27, 2016)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Brocade undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUCKUS WIRELESS, INC.

Date: May 27, 2016	By:	/s/ Ken Cheng
Ken Cheng
President

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 3, 2016, among Ruckus Wireless, Inc., Brocade Communications Systems, Inc. and Stallion Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Ruckus’ Current Report on Form 8-K filed on April 4, 2016)*

3.1	Amended and Restated Certificate of Incorporation of Ruckus Wireless, Inc.

3.2	Amended and Restated Bylaws of Ruckus Wireless, Inc.

4.1	Supplemental Indenture, dated as of May 27, 2016, among Foundry Networks, LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as the Guaranteeing Subsidiaries, and Wells Fargo Bank, National Association, as Trustee, relating to Brocade Communications Systems, Inc.’s 4.625% Senior Notes due 2023

4.2	Supplemental Indenture, dated as of May 27, 2016, among Foundry Networks, LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as the Guaranteeing Subsidiaries, and Wells Fargo Bank, National Association, as Trustee, relating to Brocade Communications Systems, Inc.’s 1.375% Convertible Senior Notes due 2020

4.3	Indenture dated as of January 22, 2013, among Brocade Communications Systems, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to Brocade’s 4.625% Senior Notes due 2023 (incorporated by reference to Brocade’s Current Report on Form 8-K filed on January 22, 2013)

4.4	Indenture dated as of January 14, 2015, between Brocade Communications Systems, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to Brocade’s 1.375% Convertible Senior Notes due 2020 (incorporated by reference to Brocade’s Current Report on Form 8-K filed on January 14, 2015)

10.1	Subsidiary Guaranty Agreement, dated as of May 27, 2016, among Brocade Communications Systems, Inc., its subsidiaries Foundry Networks LLC, Ruckus Wireless, Inc. and Ruckus Wireless International, Inc., as Guarantors, and Wells Fargo Bank, National Association, as the Administrative Agent

10.2	Credit Agreement, dated as of May 27, 2016, among Brocade Communications Systems, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto (incorporated by reference to Brocade’s Current Report on Form 8-K filed on May 27, 2016)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Brocade undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.